UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)


       Delaware                          0-22624                05-0473908
       Delaware                          1-11432                05-0475617
       Delaware                          1-11436                22-3182164
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - Entry into a Material Definitive Agreement.

     In connection with the resignation of K. Douglas Ralph, as Executive Vice President and Chief Financial Officer of Foamex International Inc. (the "Company"), effective as of May 12, 2006, the Company entered into a separation agreement with Mr. Ralph which provides for the payment of one year of salary or $350,000 over a fifty-two week period. In addition, Mr. Ralph will be provided with medical and other benefits on the same basis as if he were an employee during the fifty-two week severance period. The separation agreement has been entered into and severance payments authorized pursuant to the terms of the Severance Plan approved by the Bankruptcy Court on November 17, 2005.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits

(c)  Exhibits

     10.11.22 Severance and Release Agreement dated May 19, 2006 between Foamex International Inc., Foamex L.P. and all other affiliates and subsidiaries of Foamex International Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 25, 2006

                             FOAMEX INTERNATIONAL INC.


                             By:      /s/ Gregory J. Christian
                                      ---------------------------------------
                             Name:    Gregory J. Christian
                             Title:   Executive Vice President, General
                                      Counsel and Chief Restructuring Officer


                             FOAMEX L.P.
                             By:      FMXI, INC.,
                                      its Managing General Partner

                             By:      /s/ Gregory J. Christian
                                      ---------------------------------------
                             Name:    Gregory J. Christian
                             Title:   Executive Vice President, General
                                      Counsel and Chief Restructuring Officer


                             FOAMEX CAPITAL CORPORATION

                             By:      /s/ Gregory J. Christian
                                      ---------------------------------------
                             Name:    Gregory J. Christian
                             Title:   Vice President and Secretary

                                  EXHIBIT INDEX

Exhibit
Number        Description

10.11.22 Severance and Release Agreement dated May 19, 2006 between Foamex International Inc., Foamex L.P. and all other affiliates and subsidiaries of Foamex International Inc.